________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ____________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (d) ELECTION OF DIRECTOR. Effective October 23, 2007, Christine Garvey was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Corporate Governance Committee and Trust, Investment & Brokerage Oversight Committee. Ms. Garvey, 62, retired, is a real estate consultant, who served as Global Head of Corporate Real Estate and Services for Deutsche Bank AG from May 2001 to May 2004. From December 1999 until April 2001, Ms. Garvey served as Vice President, Worldwide Real Estate and Workplace Resources at Cisco Systems, Inc. Previously, Ms. Garvey held several positions with Bank of America, including Group Executive Vice President and Head of National Commercial Real Estate Services. Ms. Garvey is a director Hilton Hotels and Prologis.

         Effective October 23, 2007, Barbara L. Rambo was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Executive Compensation & Benefits Committee and Public Policy Committee. Ms. Rambo, 55, is currently Vice Chair of Nietech Corporation (payments technology company) and served as Chief Executive Officer of Nietech Corporation from November 2002 until October 2006. Prior to joining Nietech, Ms. Rambo served as Chair of the Board of OpenClose Technologies, Inc. (financial services company) from June 2001 to December 2001, as President and Chief Executive Officer of that company from January 2000 to June 2001, and as a Director from January 2000 through March 2002. Previously, Ms. Rambo held several executive positions with Bank of America, most recently Group Executive Vice President and Head of National Commercial Banking. Ms. Rambo is a director of Pacific Gas and Electric Company and PG&E Corporation.

         On October 23, 2007, Ms. Garvey and Ms. Rambo received grants of restricted stock units under the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") equal to $150,000 as calculated based on the Fair Market Value (as defined in the Plan) of UnionBanCal common stock as of October 23, 2007. These grants of restricted stock units consist of an annual grant and an initial grant, each equal to $75,000 as calculated based on the Fair Market Value of UnionBanCal common stock on October 23, 2007, which shall vest as follows: the annual grant shall vest in full on the first anniversary of the date of grant, and the initial grant shall vest in equal 1/3 installments on each of the first three anniversaries of the date of grant.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 23, 2007


                             UNIONBANCAL CORPORATION


                             By: /s/ JOHN H. MCGUCKIN, JR.
                                     ________________________________
                                     John H. McGuckin, Jr.
                                     EVP, GENERAL COUNSEL & SECRETARY
                                     (DULY AUTHORIZED OFFICER)